SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (the "Exchange Act")

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement         [ ] Confidential, for Use of the
[X]    Definitive Proxy Statement              Commission Only (as permitted
[ ]    Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant to Rule-14a-11(c) or Rule 14a-12

                          UNITED INVESTORS REALTY TRUST
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                         UNITED INVESTORS REALTY TRUST

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 16, 2000

                            ------------------------

To Our Shareholders:

     You are invited to attend the annual meeting of shareholders of United Investors Realty Trust to be held at the Terrace Hotel, 329 East Main Street, Lakeland, Florida on Tuesday, May 16, 2000, at 11:30 a.m., local time, for the following purposes:

        Proposal 1. To elect four trust managers to serve for a one-year term and until their successors are elected and qualified.

        Proposal 2. To ratify the selection of Ernst & Young, LLP as independent auditors for the fiscal year ending December 31, 2000.

        Proposal 3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The record date for the annual meeting is April 7, 2000. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting.

     The Board of Trust Managers hopes that you will find it convenient to attend the annual meeting in person, but whether or not you plan to attend, please complete, sign, date and return the enclosed Proxy to ensure that your common shares of beneficial interest are represented at the annual meeting. Returning your Proxy does not deprive you of the right to attend the annual meeting and vote your shares in person.

                                          Robert W. Scharar
                                          Chairman of the Board of Trust
                                          Managers

April 14, 2000

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, MAY 16, 2000

                            ------------------------

United Investors Realty Trust
5847 San Felipe
Suite 850
Houston, Texas 77057

     The Board of Trust Managers is soliciting Proxies to be used at the 2000 annual meeting of shareholders to be held at the Terrace Hotel, 329 East Main Street, Lakeland, Florida 33801-5046 on Tuesday, May 16, 2000, at 11:30 a.m., local time. This Proxy Statement, accompanying Proxy and Annual Report to Shareholders for the fiscal year ended December 31, 1999 are first being mailed to shareholders on or about April 14, 2000. Although the Annual Report to Shareholders is being mailed to shareholders with this Proxy Statement, it does not constitute part of this Proxy Statement.

WHO CAN VOTE

     Only shareholders of record as of the close of business on April 7, 2000 are entitled to notice of and to vote at the annual meeting. As of April 7, 2000, United Investors had outstanding 9,043,892 common shares of beneficial interest, the only outstanding class of shares entitled to vote. Each shareholder of record on the record date is entitled to one vote for each common share held.

HOW YOU CAN VOTE

     Common shares cannot be voted at the annual meeting unless the holder of record is present in person or by proxy. All shareholders are urged to complete, sign, date and promptly return the Proxy in the enclosed postage-paid envelope after reviewing the information contained in this Proxy Statement and in the Annual Report to Shareholders. Valid Proxies will be voted at the annual meeting and at any postponements or adjournments thereof as you direct in the Proxy. If no direction is given and the Proxy is validly executed, the Proxy will be voted FOR the election of the nominees for the Board of Trust Managers set forth in this Proxy Statement and FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2000. The persons authorized under the Proxies will vote upon such other business as may properly come before the annual meeting in accordance with their best judgment.

REVOCATION OF PROXIES

     You may revoke your Proxy at any time prior to the start of the annual meeting in one of three ways:

     (1) by delivering a written notice of revocation to the Secretary of United Investors;

     (2)  by submitting a duly executed Proxy bearing a later date; or

     (3) by attending the annual meeting and expressing the desire to vote your shares in person.

QUORUM

     A majority of the outstanding common shares on April 7, 2000 (4,521,947 shares), represented in person or by proxy, shall constitute a quorum for the transaction of business at the annual meeting. However, if a quorum is not present, the shareholders present at the meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes (i.e., a nominee holding common shares for a beneficial owner who has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will not be included in the determination of the number of shares present at the annual meeting for quorum purposes.

     YOUR PROXY VOTE IS IMPORTANT. Accordingly, you are asked to complete, date, sign and return the accompanying Proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, EquiServe, in the name of a broker or bank, you must secure a Proxy from the broker or bank assigning voting rights to you for your shares.

                   PROPOSAL ONE -- ELECTION OF TRUST MANAGERS

     United Investors' bylaws provide that the Board of Trust Managers will consist of two to nine trust managers, as determined from time to time by resolution of the Board. The Board of Trust Managers has set the number of trust managers at four, all of whom are to be elected at the annual meeting. Each trust manager will serve until the 2001 annual meeting and until a successor has been elected and qualified or until the trust manager's earlier death, resignation or removal. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a trust manager, and if the Board of Trust Managers designates a substitute nominee, the persons named in the accompanying Proxy will vote for the substitute nominee designated by the Board of Trust Managers, unless a contrary instruction is given in the Proxy.

     Each shareholder is entitled to cast one vote for each common share held on April 7, 2000. The majority vote of the shares represented in person or by proxy at the annual meeting is required to elect each Trust Manager who has previously been elected by the shareholders. Trust Managers that have not been previously elected by the shareholders, such as Mr. Fisher, must be approved by the holders of a majority of the outstanding shares of United Investors. Under the bylaws, even if such Trust Managers do not receive such vote, they will remain in office until their successors, if any, are elected. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

     The persons nominated to be Trust Managers are listed below. All of the nominees listed below are currently Trust Managers and have been since January 1, 1989 except Mr. Brooks who has been a Trust Manager since March 1995, and Mr. Fisher who has been a Trust Manager since December 1999.

     During fiscal year 1999, the Board of Trust Managers held four regularly scheduled meetings and three special telephone meetings. No Trust Manager attended less than 75% of the meetings held by the Board of Trust Managers and the committees on which he served.

     The following information as of April 7, 2000 is submitted concerning the nominees named for election as trust managers:

                                        POSITION WITH UNITED INVESTORS REALTY
NAME                                AGE TRUST
---------------------------------   --- -------------------------------------
Robert W. Scharar................   51  President, Chief Executive Officer,
                                        and Trust Manager

William C. Brooks................   63  Trust Manager

Frederick E. Fisher..............   69  Trust Manager

Josef C. Hermans.................   57  Trust Manager

     ROBERT W. SCHARAR -- Mr. Scharar, who resides in Houston, Texas, received a B.S.B.A. degree in business from the University of Florida in 1970, an M.B.A. degree in 1971 from Northeastern University, a J.D. from Northeastern University Law School in 1974, and an L.L.M. degree in Taxation from Boston University Law School in 1979. He is a Florida-licensed certified public accountant. In 1975, he formed

First Commonwealth Associates, a Texas partnership, which engaged in financial planning and advisory services. In 1981, the assets of First Commonwealth Associates were acquired by UST Financial Planning Company, Inc., a subsidiary of UST Corp. (a Massachusetts bank holding company), and Mr. Scharar served as President of that subsidiary. In 1983, Mr. Scharar founded FCA Corp, United Investors' external advisor (the "Investment Manager"), which acquired the Texas and Florida offices of UST Financial Planning Company, Inc. Mr. Scharar is the principal shareholder, President and a director of the Investment Manager's parent company. Mr. Scharar also serves as one of four trustees of First Commonwealth Mortgage Trust ("FCMT"), a private real estate investment trust ("REIT") which is engaged in the business of originating and investing in real estate mortgage loans, Ivy Realty Trust ("Ivy"), a private REIT engaged in the business of acquiring and operating office buildings, and Holly Mortgage Trust ("Holly"), a private mortgage REIT. The Investment Manager is also the investment manager for FCMT, Ivy, and Holly. Since 1991, Mr. Scharar has served as President and Portfolio Manager of Capstone New Zealand Fund and since 1997 as President and Portfolio Manager of Capstone Japan Fund. From 1992 through 1996, he served as director of South West Property Trust, Inc. ("SWP") and in 1997 when SWP merged into United Dominion Realty Trust, Inc. ("UDR"), he became, and remains, a director of UDR. Mr. Scharar has served as a Trust Manager and Chairman of the Board of United Investors since its inception in 1989 and as President and Chief Executive Officer since May 1999.

     WILLIAM C. BROOKS -- Mr. Brooks is a financial consultant who resides in Boynton Beach, Florida. Mr. Brooks is a graduate of Oberlin College. From 1980 to 1994, Mr. Brooks was Chief Financial Officer, Senior Vice President and Treasurer of UST Corp., a Massachusetts bank holding company. Since 1994, Mr. Brooks has served as a financial consultant. Mr. Brooks currently serves as a Trust Manager of FCMT and Ivy. Mr. Brooks has served as a Trust Manager of United Investors since March 3, 1995.

     FREDERICK E. FISHER -- Mr. Fisher was a founder, Vice Chairman and Chief Financial Officer of US Home Corporation from 1969 to 1981. A graduate of the University of Florida in 1959, he was a partner in Fisher, Morrison & Co., CPAs until 1969. He is a founder of Peoples Bank and currently serves as a director. Mr. Fisher currently resides in Tarpon Springs, Florida.

     JOSEF C. HERMANS -- Mr. Hermans resides in Houston, Texas and is a consultant to the hotel industry. Mr. Hermans is a graduate of the Lausanne, Switzerland Hotel Management School. In addition to his early experience in European hotels, Mr. Hermans served as Vice President of Operations of Mariner Corporation between 1976 and 1983. Since 1983, Mr. Hermans has been self-employed as a consultant in the hospitality industry. Mr. Hermans currently serves as a Trust Manager of FCMT and Ivy and a director of Mirror Properties Corp. Mr. Hermans has served as a Trust Manager of United Investors since January 1, 1989.

     The Board of Trust Managers unanimously recommends that shareholders vote FOR the election of Trust Managers as set forth in Proposal One.

                     COMMITTEES OF BOARD OF TRUST MANAGERS

AUDIT COMMITTEE

     FUNCTIONS: Reviews proposals of United Investors' independent auditors regarding annual audits.

     Recommends the engagement or discharge of the auditors.

     Reviews recommendations of the auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices.

     Reviews the scope of the annual audit.

     Approves or disapproves each professional service or type of service other than standard auditing services to be provided by the auditors.

     Reviews and discusses the audited financial statements with the auditors.

     MEMBERS:  William C. Brooks (Chairman)
               Josef C. Hermans

     NUMBER OF MEETINGS IN 1999:  Two.

GOVERNANCE COMMITTEE

     FUNCTIONS: Reviews and recommends individuals to be considered as Trust Managers, and reviews and recommends proposals to revise United Investors' bylaws and other policies and practices concerning ethical standards of trust managers, officers, and business relationships.

     MEMBERS:  Josef C. Hermans (Chairman)
               William C. Brooks
               Frederich E. Fisher

     NUMBER OF MEETINGS IN 1999:  None (the Committee was established in March
     2000).

COMPENSATION COMMITTEE

     FUNCTIONS: Reviews annual salaries and bonuses paid by the Investment Manager to executive officers of United Investors. In addition, the compensation committee determines the recipients of, and time of granting of, stock options. The compensation committee also determines the exercise price of each option and the number of shares to be issued upon the exercise of each stock option. The compensation committee determines vesting periods of options and the provisions of any stock loan and/or programs attendant on the exercise of options.

     MEMBERS:  William C. Brooks (Chairman)
               Frederick E. Fisher
               Josef C. Hermans

     NUMBER OF MEETINGS IN 1999:  One.
              Trust Managers Compensation

     Non-employee Trust Managers receive:

         o  an annual fee of $10,000,

         o  a payment of $250 for each Board meeting attended, and

         o  a payment of $250 for each committee meeting attended.

     In addition, upon completion of United Investors' initial public offering on March 13, 1998, non-employee Trust Managers received options to acquire 8,000 common shares under the 1997 share incentive plan. The share options are exercisable over a four year period commencing January 1, 1999 at an exercise price of $10 per share. In addition, each non-employee Trust Manager is entitled to receive options to acquire 2,000 common shares on January 1 of each year commencing January 1, 1999. These options are exercisable upon grant at an exercise price equal to the fair market value of the underlying common shares on the date of grant and expire after four years.

                                   MANAGEMENT

EXECUTIVE OFFICERS

NAME                                   AGE TITLE
------------------------------------   --- -------------------------------------
Robert W. Scharar...................   51  Chairman of the Board of Trust
                                             Managers, President and Chief
                                             Executive Officer
R. Steven Hamner....................   43  Vice President and Chief Financial
                                             Officer
Joseph W. Karp......................   48  Vice President, Asset Management
Randall D. Keith....................   41  Vice President and Chief Operating
                                             Officer

     ROBERT W. SCHARAR -- Set forth under "Proposal One -- Election of
Directors."

     R. STEVEN HAMNER -- Mr. Hamner resides in Houston, Texas. He has been Vice President and Chief Financial Officer since July 1, 1998. For the 10 years prior to his employment with United Investors, he was employed by Ernst & Young LLP, or its predecessors, most recently as Senior Audit Manager.

     JOSEPH W. KARP -- Mr. Karp resides in Houston, Texas. He currently serves as Vice President and Director of Asset Management and Leasing for United Investors. Prior to joining United Investors in August 1998, he was President of Realty/REIT Advisors, Inc., a consulting practice that focused on providing real estate and organizational enhancements to private organizations and the governments of Poland, Hungary, Romania, Ukraine, Slovakia, Turkey and Russia. From 1981 through 1995 he served as Vice President and Director of Operating Properties for Weingarten Realty Investors.

     RANDALL D. KEITH -- Mr. Keith resides in Houston, Texas. Mr. Keith currently serves as Vice President and Chief Operating Officer of United Investors. Mr. Keith has been involved with United Investors since its inception in 1988. He served as Secretary of United Investors from 1988 to 1990 and from 1993 to 1996, Treasurer from 1990 to 1993, Vice President from 1993 to 1996, and as Vice President and Chief Operating Officer from 1996 to the present.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the compensation paid by the Investment Manager for the fiscal years ended December 31, 1999 and 1998, to the most highly compensated executive officers who received a total annual salary and bonus in excess of $100,000 in fiscal year 1998. We are not required to report compensation for the periods prior to United Investors' IPO.

     The executive officers are employed and paid by the Investment Manager. Messrs. Hamner and Keith devote substantially all of their efforts to United Investors matters, and accordingly, their compensation from the Investment Manager is closely correlated with their efforts on behalf of United Investors.

                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION              LONG-TERM
                                                 -----------------------------------    COMPENSATION
                                                                           OTHER         SECURITIES
                                        FISCAL                            ANNUAL         UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR      SALARY     BONUS    COMPENSATION        OPTIONS       COMPENSATION
-------------------------------------   ------   ----------   -----    -------------    -------------    -------------
Robert W. Scharar (1)................     1999       --        --          --               --               --
  President and Chief Executive           1998       --        --          --              147,000           --
  Officer
Lewis H. Sandler (2).................     1999   $   58,276    --          --               --               --
  President and Chief Executive           1998   $  140,000    --          --               40,000           --
  Officer
R. Steven Hamner (3).................     1999   $  156,750    --          --               --               --
  Vice President and                      1998   $  159,000    --          --               26,000          $20,000(4)
  Chief Financial Officer
Randall D. Keith (5).................     1999   $  133,800    --          --               32,000           --
  Vice President and
  Chief Operating Officer

------------

(1) Mr. Scharar is also the Chief Executive Officer of the Investment Manager's parent company and a substantial majority of his time is devoted to matters other than United Investors. Accordingly, it is impracticable to accurately determine the amount of Mr. Scharar's compensation from the Investment Manager that is directly correlated with his efforts on behalf of United Investors. The number of securities underlying options includes 107,000 options issued to the Investment Manager. Mr. Scharar became President and Chief Executive Officer on May 6, 1999.

(2) Mr. Sandler became President and Chief Executive Officer effective January 1, 1997; he was appointed a Trust Manager on August 10, 1998, and resigned all of his positions on May 6, 1999.

(3) Mr. Hamner began his employment by the Investment Manager on July 1, 1998. The amount reflected is his annualized salary.

(4) Mr. Hamner was granted 2,000 common shares of beneficial interest, valued at $10.00 per share on July 1, 1998.

(5) Mr. Keith's salary first became reportable in 1999.

                                 OPTION TABLES

OPTION GRANTS

     No options were granted in 1999 to United Investors' executive officers.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information concerning the value of the unexercised options as of December 31, 1999 held by the executive officers named above.

               AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1999 AND
                       FISCAL 1999 YEAR-END OPTION VALUES

                                                                           NUMBER OF
                                                                           SECURITIES                       VALUE OF
                                                                           UNDERLYING                     UNEXERCISED
                                        NUMBER OF                         UNEXERCISED                     IN-THE-MONEY
                                          SHARES                           OPTIONS AT                    OPTIONS AS OF
                                         ACQUIRED                      DECEMBER 31, 1999              DECEMBER 31, 1999(1)
                                            ON         VALUE      ----------------------------    ----------------------------
                NAME                     EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------------   ----------    --------    -----------    -------------    -----------    -------------
Robert W. Scharar....................     36,750(2)     $  0              0         110,250(2)      $--             $     0
R. Steven Hamner.....................      6,500           0              0          19,500          --                   0
Randall D. Keith.....................      8,000           0              0          24,000          --                   0

------------

(1) Value based on $6.19 closing price per share of common stock on December 31, 1999.

(2) The amounts shown for Mr. Scharar include options held by the Investment Manager, as to which he is deemed to share beneficial ownership due to his ownership of a majority of the common stock of the Investment Manager's parent company.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     United Investors' executive compensation is determined and paid by the Investment Manager. Such compensation is subject to review and approval by the compensation committee of the Board of Trust Managers. The functions of the compensation committee are to review general compensation policies and to review recommendations made by the Investment Manager regarding the salaries of executive officers. United Investors seeks to ensure executive compensation that will support the achievement of United Investors' financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the compensation committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants.

     In general, the Investment Manager compensates United Investors' executive officers through base salary and long-term incentive compensation. In addition, executive officers participate in benefit plans that are generally available to the Investment Manager's employees.

     The compensation committee's compensation policies for executive officers follow United Investors' compensation policy for all employees, whether paid by the Investment Manager or directly by United Investors. This policy emphasizes the principle that compensation should be commensurate with performance of the individual and United Investors. The chief executive officer is also the chief executive officer and the majority owner of the Investment Manager's parent company. The independent trust managers evaluate the performance of the Investment Manager and approve the fees paid on an annual basis. See "Certain Relationships and Transactions" in this Proxy Statement for a discussion of such fees.

                                          Respectfully submitted,

                                          Compensation Committee:
                                            William C. Brooks, Chairman
                                            Josef C. Hermans

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Trust Managers previously awarded to the Investment Manager, certain officers, and the Trust Managers of United Investors 334,000 options to acquire common shares at a price of $10.00 per share. See Compensation of Trust Managers. The options become exercisable at 25% per year beginning January 1, 1999, and expire five years from the date they become eligible for exercise. As of January 1, 1999, options to acquire 83,500 common shares were exercised, including 2,000 each by Messrs. Brooks and Hermans. United Investors loaned 100% of the purchase price, of which 20% will be forgiven each year for four years beginning January 1, 2000, conditioned upon continued employment by United Investors or the Investment Manager.

     Robert W. Scharar is Chairman, President and CEO of United Investors and of the Investment Manager's parent company. Although he draws no salary from United Investors, he owns 52.7% of the voting stock of the Investment Manager's parent company and accordingly benefits from the advisory fee paid by United Investors to the Investment Manager and from any stock grants or options granted to the Investment Manager.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     United Investors has entered into an agreement (the "Advisory Agreement") with the Investment Manager. Robert W. Scharar, United Investors' Chairman, President and CEO owns 52.7% of the voting stock of the Investment Manager's parent company. The Advisory Agreement obligates the Investment Manager to use its best efforts to administer the day-to-day operations of United Investors and to implement the directives of the Trust Managers with respect to property operations, maintenance, rehabilitation, acquisitions, financings, refinancings, and dispositions.

     The Investment Manager is paid a fee based on an amount equivalent to 6.5% of earnings before interest, taxes, depreciation, amortization, and advisory fees. In addition, United Investors reimburses the Investment Manager for the salaries, benefits, and occupancy costs of employees who perform property management, leasing, property level accounting, and other operational duties for United Investors.

     During 1999, United Investors paid the Investment Manager fees of $1,141,189 and reimbursed the Investment Manager an additional $741,425 for salaries, benefits, and occupancy costs. United Investors estimates that the Investment Manager will be paid fees of approximately $1,200,000 and will be reimbursed approximately $800,000 in 2000.

     During 1998, United Investors granted options to purchase 334,000 common shares to certain officers, employees, Trust Managers, and the Investment Manager. The recipients become eligible to exercise 25% of their options each January 1, beginning in 1999. The exercise price is $10.00 per share, 100% of which may be borrowed from United Investors. Loans are repayable over four years and require annual payments of 25% of the initial principal and interest calculated at the Applicable Federal Rate published by the IRS. The Applicable Federal Rate as of January 1, 1999 was 4.64%. Following is a table indicating related persons and entities that had loans payable to United Investors for the purchase of shares:

                                       HIGHEST AMOUNT OWED    AMOUNT OWED AT
                NAME                       DURING 1999        APRIL 14, 2000
-------------------------------------  -------------------    --------------
Robert W. Scharar (1)................       $ 100,000            $ 75,000
FCA Corp (1).........................       $ 367,500            $275,625
Lewis H. Sandler.....................       $ 100,000            $      0
Randall D. Keith (2).................       $  80,000            $ 60,000
R. Steven Hamner (2).................       $  65,000            $ 48,750

------------

(1) Mr. Scharar is the Chairman of the Board of Trust Managers, President and CEO of United Investors and the principal shareholder of First Commonwealth Holding Corporation, the Investment Manager's parent company. As of May 6, 1999, Mr. Sandler's employment terminated and the Investment Manager assumed Mr. Sandler's obligation and share ownership.

(2) Messrs. Keith, Hamner and Karp are executive officers.

     With respect to options that became exercisable on January 1, 1999, the Board of Trust Managers elected to forgive 80% of the borrowed amount. The loan will be forgiven at the rate of 20% per year, beginning January 1, 2000, conditioned upon continued employment by United Investors or the Investment Manager. Subsequent to December 31, 1999, Messrs. Scharar, Keith and Hamner and the Investment Manager made annual interest payments and principal payments of 5% of their outstanding loan balances. United Investors forgave 20% of the original loan amounts.

                               PERFORMANCE GRAPH

     SEC rules require the presentation of a line graph comparing, over a period of five years (or such shorter period that a class of securities has been registered under Section 12 of the Securities Exchange Act of 1934), the cumulative total stockholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by United Investors.

     The graph below compares cumulative total return on United Investors common shares to the cumulative total return of the NASDAQ Market Index and the NAREIT Equity REIT Index from March 13, 1998, when United Investors' common shares became publicly traded, through December 31, 1999. The comparison assumes $100 was invested on March 13, 1998 in United Investors' common shares and in each of the aforementioned indices and assumes reinvestment of dividends.

                   COMPARISON 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG UNITED INVESTORS REALTY TRUST,
                  NASDAQ MARKET INDEX AND NAREIT EQUITY INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                       03/13/98   12/31/98   12/31/99
                                       ---------  ---------  ---------
UIRT.................................    100.000     73.950     74.780
Nasdaq Market Index..................    100.000    124.850    225.555
NAREIT Equity Index..................    100.000     84.372     80.474

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the common shares as of April 14, 2000 by (1) each person known by United Investors to own beneficially more than 5% of its outstanding common shares, (2) each current Trust Manager of United Investors, (3) each current executive officer named in the executive compensation table, and (4) all current Trust Managers and current named executive officers of United Investors as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. The individual or entity has sole voting and investment power as to shares shown or, in the case of the individual, such power is shared with the individual's spouse.

                                      AMOUNT AND NATURE OF        PERCENT OF
CLASS                                 BENEFICIAL OWNERSHIP    OUTSTANDING SHARES
-----                                 ---------------------   ------------------
OVER 5% SHAREHOLDERS

None
----
DIRECTORS AND EXECUTIVE OFFICERS
Robert W. Scharar (1)...............         119,348                  1.3
Randall D. Keith....................          35,678                   *
R. Steven Hamner....................          27,900                   *
William C. Brooks...................          12,718                   *
Frederick Fisher....................          15,100                   *
Josef C. Hermans....................           9,626                   *
All trust managers and executive
  officers as a
  group (6 persons) (1).............         220,370                  2.4%

------------

 * Less than one percent.

(1) The amounts shown for Mr. Scharar include 31,000 shares owned by the Investment Manager, as to which he is deemed to share beneficial ownership due to his ownership of a majority of the common stock of the Investment Manager's parent company, and 5,838 shares owned by trusts for the benefit of unrelated individuals for which Mr. Scharar exercises voting power, but has no beneficial interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires United Investors' officers and Trust Managers, and persons who own more than 10% of a registered class of United Investors' equity securities, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish United Investors with copies of all Section 16(a) forms they file.

     Based solely upon a review of the reports to United Investors with respect to fiscal year 1999, no person failed to disclose on a timely basis reports required by Section 16(a).

              PROPOSAL TWO -- RATIFICATION OF INDEPENDENT AUDITORS

     The shareholders are asked to ratify the appointment by the Board of Trust Managers of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2000. The selection was based upon the recommendation of the audit committee.

     Representatives of Ernst & Young LLP will be available at the annual meeting to respond to appropriate questions from shareholders and to make a statement if they desire.

     Adoption of Proposal Two requires approval by the holders of majority of common shares of beneficial interest present in person or represented by proxy, and entitled to vote at the annual meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the annual meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify the selection of the independent auditors.

     The Board of Trust Managers unanimously recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal 2000.

                             SHAREHOLDER PROPOSALS

     A proper proposal submitted by shareholders for presentation at United Investors' 2001 annual meeting and received by United Investors' corporate secretary at United Investors' principal executive office no later than December 16, 2000 will be included in the Proxy Statement and Proxy related to the 2001 annual meeting.

                                 OTHER BUSINESS

     United Investors' management knows of no other business that will be presented at the annual meeting. If other matters requiring a vote of the shareholders properly come before the annual meeting, the persons authorized under the Proxies will vote and act according to their best judgment.

                                    EXPENSES

     The expense of preparing, printing, and mailing proxy materials to United Investors' shareholders will be borne by United Investors. In addition to the solicitation of Proxies by use of the mail, Proxies may be solicited personally or by telephone or facsimile by trust managers, officers and regularly engaged employees of United Investors, none of whom will receive additional compensation therefor. Brokerage houses, nominees and other similar record holders will be requested to forward proxy materials to the beneficial owners of the common shares and will be reimbursed by United Investors upon request for their reasonable out-of-pocket expenses.

                                 ANNUAL REPORT

     United Investors has provided without charge a copy of the Annual Report to Shareholders for fiscal year 1999 to each person being solicited by this Proxy Statement. Upon the written request by any person being solicited by this Proxy Statement, United Investors will provide without charge a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission (excluding exhibits, for which a reasonable charge shall be imposed). All such requests should be directed to R. Steven Hamner, Vice President-Chief Financial Officer, United Investors Realty Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057.

                          UNITED INVESTORS REALTY TRUST
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 1999

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS

The shareholder of United Investors Realty Trust, a Texas real estate investment trust, whose name and signature appear on the reverse side of this card, having received the notice of the annual meeting of shareholders and the related proxy statement for United's annual meeting of shareholders to be held at the Terrace Hotel, 329 East Main Street, Lakeland, Florida, on Tuesday, May 16, 2000, at 11:30 a.m., local time, hereby appoints Robert W. Scharar and R. Steven Hamner the proxies of the shareholder, and either of them, each with full power of substitution, to vote at the annual meeting, and at any adjournments of the annual meeting, all common shares, of United stock that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

THIS PROXY IS SOLICTED BY THE BOARD OF TRUST MANAGERS AND THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THE CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Please mark, sign, date, and return this proxy card promptly using the enclosed envelope. If you plan to attend the meeting, please so indicate in the space provided on the reverse side.

                                SEE REVERSE SIDE

                          UNITED INVESTORS REALTY TRUST

PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY: [ X]. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THE BOARD OF TRUST MANAGER RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.   Election of Trust Managers.

   [ ]  FOR all nominees listed below    [ ]  Withhold Authority to vote for all
        (except as marked to the              nominees listed below
         contrary)

Robert W. Scharar, William C. Brooks, Josef C. Hermans, and Frederick E. Fisher.

INSTRUCTION: To withhold authority to vote for any individual nominee, list the individual's name below.
--------------------------------------------------------------------------------

2.   Ratification of Ernst & Young LLP as United's independent auditors.

           [ ] FOR             [ ]  AGAINST              [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon all other matters which may properly come before the annual meeting or any adjournments of the annual meeting.

The undersigned hereby revokes any proxy previously given with respect to United's common shares and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

Signature _______________________________________________   Date _____________

Signature _______________________________________________   Date _____________

Note: Please sign exactly as name(s) appear(s) on this card. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When executed by a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner, giving title. Please sign, date and mail this proxy promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

                                SEE REVERSE SIDE